CONSISTENT STRATEGY. DELIBERATE EXECUTION. Nareit REITweek: Virtual Investor Conference June 2-4, 2020

DELIVERING VALUE Our vast industry knowledge, experienced executive team and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to shareholders. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 2

STRATEGY “WE’VE BUILT A STRONG AND RESILIENT FOUNDATION.” – Rick Matros, Chief Executive Officer June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 3

STRATEGY SABRA TODAY 36% 70 $5.7B1 DEBT/ASSET VALUE OPERATOR RELATIONSHIPS ENTERPRISE VALUE $950M+ 9% 22.4% LIQUIDITY MAX RELATIONSHIP NOI CAGR SINCE 2011 CONCENTRATION (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/27/2020. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 4

STRATEGY BUILDING A RESILIENT AND AGILE REIT Investment ▪ Invest in high-quality, strong-performing senior housing and SNF portfolios ▪ Relationship diversification ▪ Geographic diversification (investments in 43 states and Canada) ▪ Grow private-pay through investments in high-quality managed senior housing ▪ Develop purpose-built senior housing Finance ▪ Maintain a fortress balance sheet ▪ Maintain sustainable dividend policy Operations ▪ Encourage the sharing of best practices among tenants ▪ Provide industry-leading business intelligence tools June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 5

STRATEGY IN ACTION “BY OPPORTUNISTICALLY EXECUTING OUR STRATEGY, WE CONTINUE TO DELIVER LONG-TERM VALUE FOR OUR SHAREHOLDERS.” – Talya Nevo-Hacohen, Chief Investment Officer June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 6

STRATEGY IN ACTION STRENGTHENED BALANCE SHEET BY REDUCING LEVERAGE Lowered cost of PERMANENT DEBT by 61 basis points to 3.67% 34 vs 72 Reduced NET DEBT TO ADJUSTED EBITDA ratio (including our unconsolidated joint venture) from 6.12x to 5.47x (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 5/7/2018. DECEMBER 31, 2018 vs MARCH 31, 2020 (2) As of 3/31/2018. Includes investments in properties held in unconsolidated joint ventures. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 7

STRATEGY IN ACTION SIGNIFICANTLY IMPROVED CREDIT METRICS INTEREST COVERAGE FIXED CHARGE COVERAGE TOTAL DEBT/ASSET VALUE + 1.14x to 5.28x + 1.37x to 5.07x IMPROVED 1300 bps DECEMBER 31, 2018 vs MARCH 31, 2020 June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 8

STRATEGY IN ACTION CREATING OPERATING EFFICIENCIES ▪ Since Sabra’s inception, we have structured our company to be nimble and mobile, and that strategy has paid off as our corporate office operations smoothly transitioned to working from home in mid-March. PROPRIETARY INFORMATION TECHNOLOGY SYSTEM ▪ Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. ▪ Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 9

INVESTMENT THESIS “WE CUSTOMIZE OUR FINANCIAL SOLUTIONS TO PROVIDE OPERATORS WITH CAPITAL TO INVEST IN THEIR BUSINESS AND SUPPORT THE DELIVERY OF QUALITY CARE.” – Talya Nevo-Hacohen, Chief Investment Officer June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 10

INVESTMENT THESIS OPPORTUNISTICALLY SOURCED, CREATIVELY STRUCTURED AND PRUDENTLY FINANCED Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 11

PORTFOLIO “OUR PORTFOLIO AND TENANTS ARE POSITIONED TO DELIVER QUALITY CARE NOW AND IN THE FUTURE.” – Peter Nyland, Executive Vice President Asset Management June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 12

PORTFOLIO COVID-19 IMPACT TO OUR PORTFOLIO Although we collected 100% of expected cash rents in April and May, the operations of our facilities, like many others around the country, have been impacted in several ways by the COVID-19 pandemic. The most notable impacts have been occupancy declines and increased operating expenses. OCCUPANCY ▪ Hospitals temporarily halting elective surgeries has negatively impacted occupancy for our Skilled Nursing/Transitional Care facilities as hospital discharges are a significant source of admissions. ▪ Generally, admissions have continued during this pandemic, but decreased lead volume for our Senior Housing facilities has led to fewer move-ins. While most operators have stopped physical tours to restrict access to essential visitors only, sales staffs have been utilizing other means such as virtual tours to help mitigate the decreased lead volume. Some of our Senior Housing operators have seen the number of discharges and move-outs decrease, which has limited the negative impact of the decreased lead volume on occupancy for those operators. ▪ For facilities that have a resident or employee test positive for COVID-19, admissions may have some restrictions. OPERATING EXPENSES ▪ Our facilities have seen an increase in operating costs due to the implementation of additional safety protocols and procedures, purchases of personal protective equipment (PPE), increased staffing to allow facilities to adhere to social distancing and infection control protocols, premium pay and incentive pay for the staff. The combined impact of these factors is expected to result in lower earnings recognized in our Senior Housing - Managed portfolio and increased pressure on EBITDARM Coverages for our triple-net portfolio for an uncertain duration. Although the extent of the impact to us cannot be accurately predicted at this time, we are confident in our capable operators and in the resilient and strong foundation we have built. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 13

PORTFOLIO COVID-19: MITIGATION ▪ In response to the COVID-19 pandemic, the federal government has approved several relief packages that could benefit our operators, especially those who operate skilled nursing/transitional care facilities. The following summarizes the estimated aggregate amounts available to our operators: M it ig at es Estimated Available EBITIDARM (All Sabra M itigation Source R ed uct io ns Description Relationships) The CARES Act appropriated $100 billion to the Public Health and Social Services Emergency Fund (“ PHSSEF” or the “ Fund” ) for hospitals and other providers nationwide to prevent, prepare for and respond to COVID- 19, with such amount to be distributed through grants and other payment mechanisms. Thus far, three tranches of the Fund have been distributed. The first tranche of PHSSEF: Yes the Fund was distributed to each eligible health care provider based on its proportionate share of 2019 Medicare FFS payments $ 160 million nationally. The second tranche of the Fund was distributed based on the respective provider’s share of 2018 net patient revenue (less amounts received in connection with the first tranche). The third tranche of the Fund was distributed to certified skilled nursing facilities with each facility receiving $50,000 plus $2,500 per certified bed. Suspension of Medicare The CARES Act suspended the Medicare sequester (2% of all Medicare fee- for- service payments) from May 1–December 31, Yes $10 million sequestration: 2020; the Medicare sequester was extended from 2029 to 2030. The Family Cares Act provides a temporary 6.2% increase in Federal Medical Assistance Percentages (“ FMAP” ) retroactive to FMAP: Yes $20 million January 1, 2020. States have discretion regarding the distribution of these funds to various healthcare providers. The CARES Act expanded the existing program to allow acute, cancer and children’s hospitals to request accelerated and advance Medicare payment (“ AAMP” ) of up to 100% of their Medicare payments for a six- month period, while critical access 1, 2 AAMP: $140 million hospitals may request up to 125%. Other Medicare providers and suppliers (including physicians) may request up to three months advance payment. Repayment will not begin for 120 days and will be interest- free for 12 months. Under the CARES Act, employers can defer payment of the 6.2% FICA tax on wages paid from March 27–December 31, 2020. Employer payroll tax delay: 50% of the deferred payment is due by December 31, 2021, and the remaining 50% is due by December 31, 2022. All employers $40 million 1 are eligible unless they have had a loan forgiven through the Paycheck Protection Program (“ PPP” ). The CARES Act expands eligibility for and provides $349 billion to fund special new loans, loan forgiveness and other relief to small businesses with fewer than 500 employees that have been affected by COVID- 19. The Small Business Association (“ SBA” ) PPP: Potentially can provide a maximum loan of 250% of the last 12 months’ average monthly payroll costs over the February 15–June 30, 2020 $40 million1 period, capped at $10 million. Loan amounts spent on payroll and certain other costs for eight weeks following loan origination would be forgiven. Total: Approximately $410M (1) Provides additional near-term liquidity for our operators. (2) Benefit may be limited depending on reserve requirements under any working capital or other loans utilized by our operators. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 14

PORTFOLIO COVID-19: MITIGATION (CONT.) ▪ In addition to the mitigation sources on slide 14, there have been other governmental actions taken that benefit skilled nursing/transitional care operators. These actions include the waiver of the requirement for skilled nursing/transitional care patients to have stayed in a hospital for three days in order for services rendered in a skilled nursing/transitional care facility to qualify for Medicare Part A and the relaxation of certification requirements for employees performing nonclinical services in these facilities. ▪ It is difficult to know with certainty the ultimate impact that the various governmental programs will have on our Senior Housing - Managed portfolio or on the ability of the tenants in our triple-net portfolio to timely pay their monthly rental obligations to us. The aggregate amount of approximately $410 million in potential assistance to our operators is informative when evaluating potential mitigation at a macro level for our operators, however it must be noted that the benefits on an individual operator basis will vary and may not provide enough relief to meet their rental obligations to us. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 15

PORTFOLIO SUPERIOR RETURNS START WITH A STRONG PORTFOLIO1 AS OF MARCH 31, 2020 621 82%SNF/TC 87%SH - Leased SH87% - Managed 3 71%Hosp/Oth. Investments2 Average Occupancy Percentage 70 39% Relationships2 Skilled Mix2 8 SNF/TC/1.91xHosp/Oth . 1.38xSH - Leased Years Wtd. Avg. Remaining Rent Coverage2,4 Lease Term (1) Excludes two real estate properties held for sale as of the end of the current period. (2) Includes investment in properties held in an unconsolidated joint venture. (3) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio was 82% as of 3/31/2020. (4) Rent coverages based on EBITDARM Coverage include only facilities owned by the Company as of the end of the period presented for the duration that such facilities were classified as Stabilized Facilities. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 16

PORTFOLIO PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO COMPLETED AND PLANNED PROJECTS PROJECTS CURRENT TOTAL INVESTMENT 25 $363M EXPECTED REAL EXPECTED INITIAL CASH ESTATE VALUE 1 YIELD ON RENTS $493M 7.4% (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 3/31/2020. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 17

PORTFOLIO EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Senior Housing - Managed 17% Asset Mix 1 Crafted portfolio of high- Senior Housing - quality and diverse Leased 10% facilities passionate about care. Specialty Hospitals Skilled Nursing / and Other Transitional Care 10% 62% Interest and Other Income 1% (1) Based on Annualized Cash NOI as of 3/31/2020 and excludes two real estate properties held for sale as of the end of the current period. See the appendix to this presentation for the definition of Annualized Cash NOI. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 18

HIGH QUALITY OF CARE STRONG PERFORMANCE June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 19

OPERATORS OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Work With Operators Who Are: ▪ Highly engaged ▪ Nimble ▪ Regional experts ▪ In markets with favorable demographics ▪ Well positioned for the future of health care delivery June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 20

OPERATORS WE SUPPORT OUR OPERATORS We Invest in Our Tenants’ Success: ▪ Redevelopment ▪ Expansion ▪ Strategic development ▪ Flexible equity and debt capital solutions June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 21

STRATEGY IN ACTION OPERATORS “WHEN IT COMES “WE’VE CONSISTENTLY “ONE OF THE MANY ADVANTAGES OFTO WORKING EXECUTING DELIVERED VALUE TO OUR STRATEGY, OURWITH SHAREHOLDERS SABRA IS THAT THEY GET WHATWE IT’S DO WHATLIKE TO WE WHILEBE AN MAINTAININGOPERATOR .” A SAY WE ARE STRONG BALANCE - Brent Weil, President and CEO EmpRes HealthcareGOING TO DO.” SHEET.” – Rick Matros, Chief Executive Officer – Talya Nevo-Hacohen, Chief Investment Officer June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 22

OPERATORS DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 23

OPERATORS POINTRIGHT PROGRAM FOR SNF TENANTS Data Integrity Audit Real-time MDS verification analyzes the accuracy of the Minimum Data Set (MDS) assessment prior to CMS submission. Each MDS is checked for logical and clinical coding accuracy, with recommended actions when inaccurate, incomplete, or inconsistent information is identified. Helpful alerts identify quality measure triggers and reimbursement items for compliance monitoring. PointRight® Pro 30® Rehospitalization PointRight® Pro 30® is the only all-cause, risk adjusted rehospitalization measure validated by Brown University, adopted by the American Health Care Association, and endorsed by the National Quality Forum (NQF #2375). Includes All-Payer and Medicare as well as clinical cohort-specific rates, with trending and drill-down capability to evaluate resident-level rehospitalization information. Five-Star FastTrack® Interactive monitoring and management of CMS Five-Star Quality Rating performance in each of the domains: Health Inspection, Quality Measures, and Staffing. A “What if” feature facilitates setting of targets and future planning. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 24

OPERATORS DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE Avamere 8.1% 1 Relationship Concentration North American 7.2% By diversifying our tenant concentration, we’ve Signature Healthcare curated a portfolio 7.2% equipped to perform in today’s dynamic health Other Cadia 47.4% care market. 6.9% Signature Behavioral Enlivant 6.3% Holiday 8.8% Other 5.5% 2.6% Managed (No Operator Credit Exposure) 16.9% (1) Based on Annualized Cash NOI as of 3/31/2020 and excludes two real estate properties held for sale as of the end of the current period. See the appendix to this presentation for the definition of Annualized Cash NOI. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 25

PERFORMANCE “WE’VE DELIVERED ON OUR PROMISE TO STRENGTHEN OUR BALANCE SHEET AND ARE POISED TO CAPITALIZE ON FUTURE GROWTH OPPORTUNITIES.” – Harold Andrews, Jr., Chief Financial Officer June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 26

PERFORMANCE FORTIFIED BALANCE SHEET WITH FOCUS ON LOWERING LEVERAGE AND ENHANCING LIQUIDITY ▪ Investment-grade balance sheet 1: BBB- / BBB- / Ba1 ▪ Primarily fixed rate, unsecured borrowings (78.7%)2 ▪ Cost of permanent debt is 3.67% 3 ▪ Well-laddered maturity schedule ▪ More than $950 million of available liquidity 4 (1) Ratings are for our unsecured notes. (2) As of 3/31/2020. Includes variable rate debt swapped to fixed and excludes borrowing under our revolving credit facility. Total debt includes our share of the unconsolidated joint venture debt. (3) Cost of permanent debt as of 3/31/2020 includes our share of the unconsolidated joint venture debt and excludes our revolving credit facility which had an interest rate of 2.09% as of 3/31/2020. (4) Liquidity as of 3/31/2020 consisted of unrestricted cash and cash equivalents of $54.1 million, and available borrowings under our revolving credit facility of $899 million. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 27

PERFORMANCE BALANCED CAPITAL STRUCTURE Capital Structure 1 Our diverse menu of capital Common Equity Value options ensures that we 50% have ready access to low- cost capital to fund our growth. Unsecured Debt 41% ENTERPRISE VALUE Our Credit Facility, which includes a $1.0 billion Revolving Credit Facility (with $899 million available for $5.7B borrowing as of 3/31/2020), contains an accordion feature that can increase the total available borrowings to $2.5 billion (up from $2.1 billion plus CAD $125.0 million Secured Debt today). 9% (1) As of 3/31/2020. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 205.6 million shares and Sabra’s closing price of $13.89 as of 5/27/2020. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 28

PERFORMANCE STRONG INVESTMENT GRADE CREDIT METRICS 1 SABRA 1Q20 INVESTMENT GRADE PEERS MEDIAN 2 LTM Net Debt to Adjusted EBITDA 4.97x 3 5.24x LTM Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint 5.47x 3 5.75x Venture Interest Coverage Ratio 5.28x 4.93x Debt as a % of Asset Value 36% 43% Secured Debt as a % of Asset 1% 4% Value (1) Credit metrics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to our revolving credit facility and the indentures relating to our unsecured senior notes. (2) Investment Grade Peers consists of PEAK, WELL, VTR, OHI and NHI, except with respect to the Net Debt to EBITDA – Incl. Unconsolidated Joint Venture metric, for which the available data is with respect to PEAK, WELL and VTR. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. (3) Net Debt to Adjusted EBITDA is calculated based on Pro Forma Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. Information as of March 31, 2020 assumes that the sale of two Skilled Nursing/Transitional Care facilities and the payoff of $14.2 million of secured debt were completed at the beginning of the period. See “Reconciliations of Non-GAAP Financial Measures” on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 29

PERFORMANCE FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE AT MARCH 31, 2020 (dollars in millions) $1,600 $1,400 $461 $1,200 $1,000 $898 899 $800 $585 $600 588 81 $407 101 $400 57 $192 500 $174 $200 $114 350 350 300 70 $37 $5 105 100 $3 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029+ 2 Unsecured Bonds Mortgage Debt / Secured Debt Term Loans1 Sabra's Share of Unconsolidated JV Debt Line of Credit Available Line of Credit (1) Term loans are pre-payable at par. (2) Revolving Credit Facility is subject to two six-month extension options. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 30

PERFORMANCE ATTRACTIVE RELATIVE VALUATION 2020 FFO Multiples 1 Dividend Yield 20.0x 12.0% 10.0% 16.0x 14.6x 8.6% 8.7% 13.0x 13.8x 7.5% 8.0% 10.8x 6.3% 12.0x 10.0x 5.9% 6.0% 5.1% 7.7x 8.0x 4.0% 4.0x 2.0% 0.0x 0.0% SBRA OHI NHI LTC Big 3 CTRE SBRA CTRE LTC Big 3 NHI OHI 2 Average 2 Average 3 Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI)3% 100% 40.0% 33.1% 11% 6% 4% 27.6% 30.0% 80% 26% 50% 20.0% 57% 11.8% 60% 10.0% 62% 85% 2.6% 83% 3% 0.0% 40% 70% -10.0% -3.3% -8.3% 20% 43% 47% -20.0% 27% 11% 15% -30.0% 0% SBRA Big 3 NHI LTC OHI CTRE SBRA4 OHI CTRE LTC Big 3 NHI Average2 Average 2 Senior Housing Skilled Nursing Other Sources: SNL Financial as of 5/27/2020, unless otherwise noted. (1) 2020 FFO multiple is calculated as stock price as of 5/27/2020 divided by annualized Q1 2020 FFO, unless otherwise stated. (2) Big 3 average consists of WELL, VTR and PEAK. (3) Represents latest available concentration for peers from company filings as of 5/27/2020. (4) Based on Annualized Cash NOI for the quarter ended 3/31/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 31

PERFORMANCE WELL-POSITIONED PORTFOLIO SNF CONCENTRATION 1 TOP FIVE RELATIONSHIP SNF RENT COVERAGE 1,3 CONCENTRATION 1 85% 83% 66% 64% 2.76x 53% 2.34x 62% 57% 1.79x 39% 38% 1.65x 1.64x 26% 2 2 4 SBRA NHI LTC OHI CTRE SBRA OHI LTC NHI CTRE SBRA OHI LTC CTRE NHI (1) Represents latest available concentration and coverage for peers as of 5/27/2020. (2) Based on Annualized Cash NOI as of 3/31/2020 for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. See the appendix to this presentation for the definition of Annualized Cash NOI. (3) Represents SNF EBITDARM Coverage for LTC and NHI; total portfolio EBITDARM overage for OHI and CTRE. (4) See appendix to this presentation for the definition of EBITDARM Coverage. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 32

APPENDIX June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 33

APPENDIX DEFINITIONS Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as annual revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) but in no event beyond 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being sold pursuant to the Company’s CCP portfolio repositioning, (iv) facilities being transitioned to a new operator, (v) facilities being transitioned from being leased by the Company to being operated by the Company and (vi) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 34

APPENDIX FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding the impact of the COVID-19 pandemic on our tenants, operators and Senior Housing - Managed communities, our expectations regarding the potential mitigating effects of the state and federal assistance programs available to our tenants, operators and Senior Housing - Managed communities, and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: the ongoing COVID-19 pandemic and measures intended to prevent its spread, including the impact on our tenants, operators and Senior Housing - Managed communities; our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs (“Topic 842”) on January 1, 2019; operational risks with respect to our Senior Housing -Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the potential phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark after 2021; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward- looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDARM Coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. June 2-4, 2020 Nareit REITweek: Virtual Investor Conference 35